  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 5, 2020 (November 3, 2020)

Laureate Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street
Baltimore, MD 21202
(Address of principal executive offices, including zip code)

(410) 843-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.004 per share	LAUR	The NASDAQ Stock Market LLC
Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

 Item 2.01.    Completion of Acquisition or Disposition of Assets.

On November 3, 2020, LEI AMEA Investments B.V., a Netherlands private limited liability company (the “Seller”), an indirect, wholly owned subsidiary of Laureate Education, Inc. (the “Company”), and the Company, solely as guarantor of certain of the Seller’s obligations thereunder, closed the previously disclosed transaction pursuant to the Sale and Purchase Agreement (the “ANZ Purchase Agreement”) with SEI Newco Inc., a Delaware corporation (the “Purchaser”), and Strategic Education, Inc., a Maryland corporation (the “Purchaser’s Guarantor”).

Pursuant to the ANZ Purchase Agreement, the Seller sold to the Purchaser all of the issued and outstanding shares in the capital of (i) LEI Higher Education Holdings Pty Ltd, an Australian private company and the direct owner of Torrens University Australia, (ii) LEI Australia Holdings Pty Ltd, an Australian private company and the indirect owner of Think Education, (iii) LESA Education Services Holdings Pty Ltd, an Australian private company, and (iv) LEI New Zealand, a New Zealand company and the indirect owner of Media Design School (collectively, Laureate ANZ). The Purchaser’s Guarantor will guarantee the obligations of the Purchaser. The total purchase price was $642.7 million of cash proceeds, plus certain closing adjustments.

The disposition of Laureate ANZ constituted a significant disposition for purposes of Item 2.01 of Form 8-K, as Laureate ANZ met the significant subsidiary investment test. Accordingly, the pro forma financial information required by Item 9.01 is included at the end of this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K may include certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions that concern our strategy, plans or intentions. Forward-looking statements are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from our expectations are disclosed in our Annual Report on Form 10-K filed with the SEC on February 27, 2020, our Quarterly Reports on Form 10-Q filed and to be filed with the SEC and other filings made with the SEC.

Item 9.01.    Financial Statements and Exhibits.

(b)  Pro Forma Financial Information.

The following financial information is included at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference:

•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2020.
•Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2019, 2018 and 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Leslie S. Brush
Name:	Leslie S. Brush
Title:	Vice President, Assistant General Counsel and Secretary

Date: November 5, 2020

Pro Forma Financial Information.

The following supplemental pro forma information is presented for informational purposes only, to provide an understanding of the Company’s historical financial results as adjusted for the disposition of Laureate ANZ and the classification of Laureate ANZ as a discontinued operation for the years ended December 31, 2019, 2018 and 2017. These pro forma financial statements should not be considered a substitute for the actual historical financial information prepared in accordance with generally accepted accounting principles, as presented in the Company’s filings on Form 10-Q and 10-K. The unaudited pro forma condensed consolidated financial information disclosed in this report is for illustrative purposes only and is not necessarily indicative of results of operations that would have been achieved had the pro forma events taken place on the dates indicated, or our future consolidated results of operations.
The unaudited pro forma condensed consolidated balance sheet as of September 30, 2020 presents our condensed consolidated financial position giving pro forma effect to the disposition of Laureate ANZ as if it had occurred on September 30, 2020. The unaudited pro forma consolidated statements of operations for the years ended December 31, 2019, 2018 and 2017 reflect the pro forma classification of Laureate ANZ as a discontinued operation for those historical periods. An unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2020 is omitted as no pro forma adjustments are applicable and Laureate ANZ was previously classified as a discontinued operation in the historical consolidated financial statements for the nine months ended September 30, 2020, which were included in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 that was filed on November 5, 2020.
The pro forma adjustments are based on currently available information, estimates and assumptions that the Company believes are reasonable in order to reflect, on a pro forma basis, the impact of this disposition on our historical financial information.

LAUREATE EDUCATION, INC. AND SUBSIDIARIES
Pro Forma Condensed Consolidated Balance Sheet - Unaudited

IN THOUSANDS, except per share amounts

	September 30, 2020
	Laureate Historical	Transaction Accounting Adjustments		Pro Forma

Assets
Current assets:
Cash and cash equivalents	$716,799	$652,963	(a)	$1,369,762
Restricted cash	30,857	—		30,857
Receivables:
Accounts and notes receivable	136,240	—		136,240
Other receivables	48,945			48,945
Allowance for doubtful accounts	(73,292)	—		(73,292)
Receivables, net	111,893	—		111,893
Other current assets	620,905	(73,434)	(b)	547,471
Total current assets	1,480,454	579,529		2,059,983
Property and equipment:
Land, leasehold improvements and construction in-progress	243,991	—		243,991
Buildings	325,863	—		325,863
Furniture, equipment and software	452,893	—		452,893
Accumulated depreciation and amortization	(475,684)	—		(475,684)
Property and equipment, net	547,063	—		547,063
Operating lease right-of-use assets, net	444,679	—		444,679
Goodwill	518,332	—		518,332
Tradenames	221,143	—		221,143
Other non-current assets	1,963,478	(177,680)	(b)	1,785,798
Total assets	$5,175,149	$401,849		$5,576,998
Liabilities and stockholders’ equity
Current liabilities:
Other current liabilities	$1,033,792	$(106,529)	(b)	$927,263
Total current liabilities	1,033,792	(106,529)		927,263
Long-term operating leases, less current portion	452,111	—		452,111
Long-term debt and finance leases, less current portion	1,307,849	—		1,307,849
Other long-term liabilities	555,103	(44,855)	(b)	510,248
Total liabilities	3,348,855	(151,384)		3,197,471

Redeemable noncontrolling interests and equity	1,714	—		1,714
Stockholders’ equity:
Total Laureate Education, Inc. stockholders’ equity	1,837,198	553,233	(c)	2,390,431
Noncontrolling interests	(12,618)	—		(12,618)
Total stockholders’ equity	1,824,580	553,233		2,377,813
Total liabilities and stockholders’ equity	$5,175,149	$401,849		$5,576,998

LAUREATE EDUCATION, INC. AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statement of Operations - Unaudited

IN THOUSANDS, except per share amounts

	For the year ended December 31, 2019
	Laureate Historical	Transaction Accounting Adjustments		Pro Forma

Revenues	$3,250,326	$(189,703)	(d)	$3,060,623
Costs and expenses:
Direct costs	2,671,557	(169,909)	(d)	2,501,648
General and administrative expenses	252,179	—		252,179
Loss on impairment of assets	470	—		470
Operating income	326,120	(19,794)	(d)	306,326
Interest expense, net of interest income	(155,122)	1,982	(d)	(153,140)
Other losses, net of gains	(76,600)	833	(d)	(75,767)
Income from continuing operations before income taxes and equity in net income of affiliates	94,398	(16,979)	(d)	77,419
Income tax expense	(80,656)	546	(d)	(80,110)
Equity in net income of affiliates, net of tax	219	—		219
Income (loss) from continuing operations	13,961	(16,433)	(d)	(2,472)
Income from discontinued operations, net of tax	53,941	16,433	(d)	70,374
Gain on sales of discontinued operations, net of tax	869,762	—		869,762
Net income	937,664	—		937,664
Net loss attributable to noncontrolling interests	820	—		820
Net income attributable to Laureate Education, Inc.	$938,484	$—		$938,484
				—
Accretion of redeemable noncontrolling interests and equity	(208)	—		(208)
Net income available to common stockholders	$938,276	$—		$938,276

Basic earnings per share:
Income (loss) from continuing operations	$0.06	$(0.07)		$(0.01)
Income from discontinued operations	4.17	0.07		4.24
Basic earnings per share (weighted average shares outstanding 221,928)	$4.23	$—		$4.23
Diluted earnings per share:
Income (loss) from continuing operations	$0.06	$(0.07)		$(0.01)
Income from discontinued operations	4.16	0.07		$4.23
Diluted earnings per share (weighted average shares outstanding 222,471)	$4.22	$—		$4.22

LAUREATE EDUCATION, INC. AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statement of Operations - Unaudited

IN THOUSANDS, except per share amounts

	For the year ended December 31, 2018
	Laureate Historical	Transaction Accounting Adjustments		Pro Forma

Revenues	$3,290,213	$(177,350)	(d)	$3,112,863
Costs and expenses:
Direct costs	2,697,049	(162,653)	(d)	2,534,396
General and administrative expenses	299,264	—		299,264
Loss on impairment of assets	10,030	—		10,030
Operating income	283,870	(14,697)	(d)	269,173
Interest expense, net of interest income	(223,357)	4,386	(d)	(218,971)
Other gains, net of losses	60,726	6,106	(d)	66,832
Gain from continuing operations before income taxes	121,239	(4,205)	(d)	117,034
Income tax expense	(131,771)	(413)	(d)	(132,184)
Equity in net income of affiliates, net of tax	(2)	—		(2)
Loss from continuing operations	(10,534)	(4,618)	(d)	(15,152)
Income from discontinued operations, net of tax	84,884	4,618	(d)	89,502
Gain on sales of discontinued operations, net of tax	296,580	—		296,580
Net income	370,930	—		370,930
Net income attributable to noncontrolling interests	(863)	—		(863)
Net income attributable to Laureate Education, Inc.	$370,067	$—		$370,067

Accretion of Series A convertible redeemable preferred stock and other redeemable noncontrolling interests and equity	(62,825)	—		(62,825)
Gain upon conversion of Series A convertible redeemable preferred stock	74,110	—		74,110
Net income available to common stockholders	$381,352	$—		$381,352

Basic earnings per share:
Loss from continuing operations	$—	$(0.02)		$(0.02)
Income from discontinued operations	1.79	0.02		1.81
Basic earnings per share (weighted average shares outstanding 212,769)	$1.79	$—		$1.79
Diluted earnings per share:
Loss from continuing operations	$(0.06)	$(0.02)		$(0.08)
Income from discontinued operations	1.79	0.02		$1.81
Diluted earnings per share (weighted average shares outstanding 212,769)	$1.73	$—		$1.73

LAUREATE EDUCATION, INC. AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statement of Operations - Unaudited

IN THOUSANDS, except per share amounts

	For the year ended December 31, 2017
	Laureate Historical	Transaction Accounting Adjustments		Pro Forma

Revenues	$3,333,073	$(160,987)	(d)	$3,172,086
Costs and expenses:
Direct costs	2,775,326	(154,603)	(d)	2,620,723
General and administrative expenses	315,471	—		315,471
Loss on impairment of assets	7,121	—		7,121
Operating income	235,155	(6,384)	(d)	228,771
Interest expense, net of interest income	(323,035)	4,835	(d)	(318,200)
Other gains, net of losses	11,113	(2,015)	(d)	9,098
Loss from continuing operations before income taxes and equity in net income of affiliates	(76,767)	(3,564)	(d)	(80,331)
Income tax benefit	92,989	1,008	(d)	93,997
Equity in net income of affiliates, net of tax	152	—		152
Income from continuing operations	16,374	(2,556)	(d)	13,818
Income from discontinued operations, net of tax	77,390	2,556	(d)	79,946
Gain on sales of discontinued operations, net of tax	—	—		—
Net income	93,764	—		93,764
Net income attributable to noncontrolling interests	(2,299)	—		(2,299)
Net income attributable to Laureate Education, Inc.	$91,465	$—		$91,465

Accretion of Series A convertible redeemable preferred stock and other redeemable noncontrolling interests and equity	(298,497)	—		(298,497)
Net loss available to common stockholders	$(207,032)	$—		$(207,032)

Basic and diluted earnings per share:
Loss from continuing operations	$(1.64)	$(0.01)		$(1.65)
Income from discontinued operations	0.44	0.01		0.45
Basic and diluted loss per share (weighted average shares outstanding 172,409)	$(1.20)	$—		$(1.20)

Notes to Unaudited Pro Forma Condensed Financial Information
(a)Represents the estimated cash proceeds received including purchase price adjustments, net of transaction costs.
(b)Represents the elimination of the assets and liabilities associated with the disposition of Laureate ANZ. As of September 30, 2020, total assets and total liabilities included in the disposition were classified as "held for sale" in the Form 10-Q for the quarter ended September 30, 2020, as filed on November 5, 2020.
(c)Represents the net effect of the removal of the disposed net assets, offset by the net proceeds received, had the transaction closed on September 30, 2020. This estimated gain on sale of approximately $553 million is based on the carrying value of the net assets of Laureate ANZ as of September 30, 2020 and is subject to finalization. Once finalized, the gain amount will be included in the Company's consolidated statement of operations for the fourth quarter of 2020.
(d)   Represents the net effect of the reclassification of Laureate Australia and New Zealand’s operations from continuing operations to discontinued operations.